widepoint

MODIFICATION #1
TO
Employment Agreement Dated April 30, 2020
BETWEEN
WidePoint Corporation
AND
Todd Dzyak ("Executive")

MODIFICATION DESCRIPTION:

1. Change the Executive's Title

   From: Executive Vice President and President and CEO of WISC
   To: Chief Operating Officer, WidePoint Corporation

2. Change the Executive's Salary

   From: $250,000
   To: $275,000

The effective date of the modifications is August 15, 2022. All other terms and conditions remain unchanged.

Acceptance:

WIDEPOINT CORPORATION

BY: Jin Kang (Jul 29, 2022 10:44 EDT)

NAME: **Jin Kang**

TITLE: **President and CEO**

DATE Jul 29, 2022

EXECUTIVE

BY: Todd Dzyak

NAME: **Todd Dzyak**

TITLE: **Chief Operating Officer, WidePoint Corporation**

DATE: Aug 4, 2022

Todd Dzyak Modification to Employment Agreement 2022

Final Audit Report 2022-08-04

Created:	2022-07-29
By:	Jin Kang (jkang@widepoint.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAgXyiNDGOwRQlMgKjRTO41WN8r1PPEp8e

"Todd Dzyak Modification to Employment Agreement 2022" History

Document created by Jin Kang (jkang@widepoint.com)
2022-07-29 - 2:42:51 PM GMT- IP address: 98.190.223.43

Document e-signed by Jin Kang (jkang@widepoint.com)
Signature Date: 2022-07-29 - 2:44:58 PM GMT - Time Source: server- IP address: 98.190.223.43

Document emailed to Todd Dzyak (tdzyak@widepoint.com) for signature
2022-07-29 - 2:45:00 PM GMT

Email viewed by Todd Dzyak (tdzyak@widepoint.com)
2022-08-04 - 12:04:43 PM GMT- IP address: 66.162.184.25

Document e-signed by Todd Dzyak (tdzyak@widepoint.com)
Signature Date: 2022-08-04 - 12:05:14 PM GMT - Time Source: server- IP address: 66.162.184.25

Agreement completed.
2022-08-04 - 12:05:14 PM GMT